UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2021

Predictive Oncology Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2915 Commers Drive, Suite 900 Eagan, Minnesota		55121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (651) 389-4800

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

EXPLANATORY NOTE

This Amendment amends the Current Report on Form 8-K that Predictive Oncology Inc. (“Predictive” or the “Company”) filed with the Securities and Exchange Commission on December 1, 2021, concerning the November 24, 2021 completion of the merger of a subsidiary of the Company (the “Merger Sub”), with and into zPredicta, Inc. (“zPredicta”), pursuant to the Agreement and Plan of Merger among the Company, Merger Sub, zPredicta and a representative for certain parties who held interests in zPredicta. This Amendment includes certain historical financial information for zPredicta and certain pro forma financial information for the Company, as described in Item 9.01.

Item 9.01        Financial Statement and Exhibits

(a) Financial Statements of Businesses Acquired

The audited financial statements of zPredicta as of and for the years ended December 31, 2020 and 2019 are attached hereto as Exhibit 99.1. The unaudited financial statements of zPredicta as of September 30, 2021 and for the periods ended September 30, 2021 and 2020 are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information

Certain pro forma combined financial information of the Company as of and for the period ended September 30, 2021, giving effect to the merger of zPredicta with and into Merger Sub pursuant to the Merger Agreement, is attached hereto as Exhibit 99.1.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Auditors — Baker Tilly US, LLP
99.1	Audited Financial Statements of zPredicta, Inc. – As of and for the years ended December 31, 2020 and 2019
99.2	Unaudited Financial Statements of zPredicta, Inc. – As of September 30, 2021 and for the periods ended September 30, 2021 and 2020
99.3	Pro Forma Condensed Combined Financial Information of Predictive
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(Signature page follows)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREDICTIVE ONCOLOGY inc.

By:	/s/ Bob Myers
Name: Bob Myers Title: Chief Financial Officer

Date: February 10, 2022

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of Independent Auditors — Baker Tilly US, LLP
99.1	Audited Financial Statements of zPredicta, Inc. – As of and for the years ended December 31, 2020 and 2019
99.2	Unaudited Financial Statements of zPredicta, Inc. – As of September 30, 2021 and for the periods ended September 30, 2021 and 2020
99.3	Pro Forma Condensed Combined Financial Information of Predictive
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)